EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Brampton Crest International Inc. (the "Company") on Form 10-Q for the nine month period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brad Hacker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Brad Hacker
Brad Hacker
Chief Financial Officer

November 14, 2008

33